UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 3, 2002

TRM CORPORATION
(Exact name of registrant as specified in its chapter)

Oregon
0-19657
93-0809419
(State or other jurisdiction of	(Commission File No.)	(IRS Employer
incorporation or organization)		Identification No.)

5208 N.E. 122nd Avenue
Portland, Oregon  97230
(Address of principal executive offices)  (Zip Code)

(503) 257-8766
(Registrant’s telephone number, including area code)

ITEM 5.              OTHER EVENTS

On October 2, 2002, TRM Corporation (the “Company”) issued a press release announcing the transfer of its common stock from The Nasdaq National Market to The Nasdaq SmallCap Market effective opening of business, September 30, 2002.

The press release is filed as an exhibit to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 7.              EXHIBITS

Exhibit 99.1 — Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 3, 2002

TRM CORPORATION

By	/s/ Kenneth L. Tepper

Kenneth L. Tepper

President and Chief Executive Officer